UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 7, 2012

Date of Report (Date of earliest event reported)

Petron Energy II, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-160517	26-3121630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17950 Preston Road, Suite 960

Dallas, Texas 75252

(Address of principal executive offices)

(972) 272-8190

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 09, 2012, Petron Energy II, Inc. (the “Company”) entered into a Plan of Reorganization and Asset Purchase Agreement (“Agreement”) with ONE Energy International Corp, (“OEI”) a Nevada Corporation, and its Affiliate Companies.  Under the terms of the Agreement, the Company will acquire all of the assets of OEI and its affiliates in exchange for 5,910,000 shares of the Company’s Series B Convertible Preferred stock.

The above description of the Agreement is intended as a summary only and which is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader.  For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference. Additional information regarding the combined revenues and direct operating expenses of the oil and gas properties acquired from OEI for the years ended December 31, 2011 and 2010 under the Agreement are filed hereto as Exhibits 99.1and 99.2 and are incorporated herein by this reference.

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective February 09, 2012, the Company, pursuant to Section 368(a)(1)(c) of the United States Internal Revenue Code, adopted a plan of reorganization whereby they would be transferred all of the assets of OEI and its Affiliate Companies, as described in the Agreement, to the Company in exchange for 5,910,000 shares of the Company’s Series B Convertible Preferred stock.  As disclosed in Item 1.01 and incorporated herein, a copy of the Agreement is attached hereto, for additional information.

ITEM 3.02                      UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 4.01.                       CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 7, 2012, the Board of Directors of the Petron Energy II, Inc., a Nevada corporation (the “Company” or “Registrant”) dismissed LBB & Associates Ltd., LLP (the “Former Accountant”) as the Registrant’s independent registered public accountants, and the Board of Directors approved the engagement of Killman, Murrell & Company P.C. (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for fiscal year 2012. The New Accountant was engaged on February 04, 2012.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern, which was included in our accountant’s report on the financial statements for the past two years, the Former Accountant's reports on the financial statements of the Company for the years ended August 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period of the Former Accountant’s engagement and through February 07, 2012, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

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During the period of the Former Accountant’s engagement and through February 07, 2012, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant requested that the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 hereto.

During the period of the Former Accountant’s engagement and through February 07, 2011, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

•	The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

On February 07, 2012, with the prior approval of its Board of Directors, the Registrant engaged the New Accountant as its independent registered public accounting firm.

The Company has not consulted with the New Accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through present.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

On February 09, 2012, the Company, by and through its Board of Directors, resolved to designate a “Series B Convertible Preferred Stock”, which will consist of up to 6 million shares.  By filing the Certificate of Designation and an amendment to the Articles of Incorporation, the Company will cause its Articles of Incorporation to be amended with the State of Nevada.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Amendment to Articles of Incorporation.
10.1	Asset Purchase Agreement (the Company and the OEI)
16.1	Letter from LBB & Associates Ltd., LLP, dated February 7, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.
99.1	Report of Independent Auditors Regarding Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased from OEI
99.2	Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased from OEI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2012

Petron Energy II, Inc.
By: /s/ Floyd L. Smith
Floyd L. Smith
Chief Executive Officer

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